SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A-2
                                 Amendment No. 2

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  July 26, 1996
                                  -------------
                Date of Report (Date of Earliest Event Reported)





                                 TRIBUNE COMPANY
                                 ---------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



        1-8572                                             36-1880355
        ------                                             ----------
(Commission File Number)                      (IRS Employer Identification No.)


435 North Michigan Avenue, Chicago, Illinois                 60611
- --------------------------------------------                 -----
 (Address of principal executive office                   (Zip Code)


        Registrant's telephone number, including area code (312) 222-9100

This Current Report on Form 8-K/A amends and supplements Item 7 (b) of the Current Report on Form 8-K filed on July 26, 1996.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

(b)      Pro Forma Financial Information

         The unaudited pro forma condensed consolidated balance sheet as of June 30, 1996 and unaudited pro forma condensed consolidated statements of income for the fiscal year ended December 31, 1995 and the first half ended June 30, 1996, are filed as Exhibit 99.1 hereto and incorporated by reference herein.


(c)      Exhibits

         99.1 Unaudited pro forma condensed consolidated balance sheet as of June 30,1996 and unaudited pro forma condensed consolidated statements of income for the fiscal year ended December 31, 1995 and the first half ended June 30, 1996.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                   TRIBUNE COMPANY




                                          By       /s/ R. Mark Mallory
                                                   -------------------
                                                   R. Mark Mallory
                                                   Vice President and Controller


August 14, 1996

                                  EXHIBIT INDEX
                                  -------------



Exhibit No.     Exhibit Description
- -----------     -------------------

99.1 Unaudited pro forma condensed consolidated balance sheet as of June 30, 1996 and unaudited pro forma condensed consolidated statements of income for the fiscal year ended December 31, 1995 and the first half ended June 30, 1996.